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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  July 19, 2005
                Date of Report (Date of Earliest Event Reported)

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                                   Yahoo! Inc.
             (Exact name of Registrant as specified in its charter)

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Delaware                           0-28018                   77-0398689
(State or other Jurisdiction       (Commission File No.)     (IRS Employer
of Incorporation)                                            Identification No.)

                                 701 First Ave.
                           Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)

                                 (408) 349-3300
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     On July 19, 2005, Yahoo! Inc., a Delaware corporation ("Yahoo!") announced its financial results for the second quarter ended June 30, 2005 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

        (c)  Exhibits.

             The following exhibit is furnished with this report on Form 8-K:


             99.1    Yahoo! Inc. press release dated July 19, 2005.



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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        YAHOO! INC.

                                        By:/s/ Susan Decker
                                        ----------------------------------------
                                           Susan Decker
                                           Executive Vice President, Finance and
                                           Administration, and Chief Financial
                                           Officer (Principal Financial Officer)


Date: July 19, 2005



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                                   YAHOO! INC.

                                INDEX TO EXHIBITS


Exhibit Number          Description
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     99.1               Press Release dated July 19, 2005



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